UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 1, 2017

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

             On June 1, 2017, Spectrum Brands Holdings, Inc. completed the acquisition of Petmatrix, LLC, a manufacturer and marketer of rawhide-free dog chews, pursuant to the definitive agreement dated April 26, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report on Form 8-K to be signed on their behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Nathan E. Fagre
	Name:	Nathan E. Fagre
	Title:	Senior Vice President, Secretary and General Counsel

SB/RH HOLDINGS, LLC

	By:	/s/ Nathan E. Fagre
	Name:	Nathan E. Fagre
	Title:	Senior Vice President, Secretary and General Counsel

Dated: June 5, 2017